UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period:  September 30, 2023

Item 1. Reports to Stockholders.

(a)

Scharf Fund
Institutional Class – LOGIX
Retail Class – LOGRX

Scharf Multi-Asset Opportunity Fund
Institutional Class – LOGOX
Retail Class – LOGBX

Scharf Global Opportunity Fund
Institutional Class (formerly, Retail Class) – WRLDX

ANNUAL REPORT

September 30, 2023

Scharf Investments, LLC

(This Page Intentionally Left Blank.)

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TABLE OF CONTENTS

Letter from the President	2

To Our Shareholders	11

Investment Highlights	14

Expense Examples	18

Sector Allocation of Portfolio Assets	20

Schedules of Investments	23

Statements of Assets and Liabilities	38

Statements of Operations	40

Statements of Changes in Net Assets	42

Financial Highlights	47

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	70

Notice to Shareholders	72

Information about Trustees and Officers	73

Householding	77

Privacy Notice	78

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Letter from the President

Dear Fellow Shareholders,

The 10-year treasury ended the quarter (09/30/23) at 4.58%, its highest level since 2007 and a more than 8-fold increase (fastest on record) from the July 2020 low of 0.55%. Rates on everything from mortgages to car loans have similarly spiked. As rates rose in 2022, sky-high tech valuations and the IPO market crashed. The easy money era was over!

2023 reminds us of the cartoon catch phrase “Never fear, Underdog is here!” Channeling their inner underdog, investors have adopted the mantra “Never fear, AI Mania is here!” Take for example the recent AI fueled IPO, largest since 2021, of British semiconductor company ARM Holdings (“ARM”). The ARM IPO was 6 times oversubscribed and the stock popped 25% on its first day of trading. With AI in their corner, should investors have nothing to fear?

ARMs first day valuation of over 85 times 2023 estimates makes it one of the most expensive in the market. Yet, its recent earnings “growth” (-23% last fiscal year) leaves much to be desired. Caveat emptor!

Magnificent 7 – 1999 Flashbacks?

While the AI driven hype of the ARM IPO is concerning, the performance of what the pundits have dubbed the “Magnificent 7” gives us flashbacks to 1999. The Magnificent 7 (or, Mag 7) consists of Apple, Microsoft, Amazon, Alphabet, Nvidia, Tesla and Meta. These 7 stocks were up an average of nearly 88% through the end of the third quarter compared to less than 2% for the average stock in the S&P 500 Index and the Russell 1000 Value Index (an index of large, value stocks).

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While the overall S&P 500 appears strong on the surface, over 75% of its performance has come from the Mag 7 who represent less than 1.5% of constituents in the index. With a combined market cap of $13 trillion, the weight of the Mag 7 now represents roughly 28% of the S&P 500. This level of concentration has not occurred in at least the last 40 years. On an annual basis, going back to 1985, the top 7 stocks in the S&P 500 typically have a combined weight of 16%. The last time the top 7 weight exceeded 20% was in early 2000 – the peak of the Tech Bubble. Those who piled into the most popular stocks back then did not do well. Fortunately, we believe there are still opportunities for investors willing to look outside of the Large Cap technology stocks currently dominating.

Looking below the surface, the S&P 500 is trading at a relatively high 19 times earnings – inflated by the Mag 7 who trade at a nosebleed average of over 37 times. The average S&P 500 stock trades at 16 times while the Russell 1000 Value trades at around 14 times. The historical average of the S&P 500 earnings multiple is roughly 15 times. For those worried about inflation, the Rule of 20 states that the appropriate multiple should be 20 minus the expected inflation rate. Recent CPI core inflation of 4.3%, as well as the median consumer five-year ahead inflation expectation from the

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NY Fed Survey of Consumer Expectations at around 3%, implies a “fair” multiple of 16-17 times. In other words, based on the Rule of 20, while some of the market darlings appear to be expensive, many other stocks appear to be reasonably priced despite elevated inflation.

As previously discussed, large companies dominate the S&P 500. Over the past 30 years, the average stock, represented below by the S&P Equal Weight Index, has outperformed the S&P 500 by roughly 0.3% per year. The average stock in the S&P 500 is smaller than the market cap weighted S&P 500 itself. Since smaller companies tend to grow faster than larger ones, it makes sense that the average company in the S&P 500 would outperform the index over time. So far this year, the average stock in the S&P 500 (which is down on the year as of this writing) lagged the index by roughly 11% through the end of the third quarter. The last time the average stock in the S&P 500 underperformed this badly was 1999. Where some see underperformance, we see opportunity. To wit, from 2000-2005, the average stock trounced the S&P 500 by over 50% (8.6% annually).

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Opportunities Outside of Concentrated Leadership

The largest company in the Magnificent 7 – and the entire world – is Apple Inc. With a market cap of approximately $2.7 trillion, Apple alone accounts for more than 7% of the S&P 500. The stock currently trades at 26 times 2024 estimated earnings. For that multiple, Apple must be growing rapidly, right? Well, no. Apple’s EPS growth is projected to be a modest 7% in 2023 and 8% in 2024.

Contrast this to one of our top holdings. Amidst the rush to crown “AI winners,” investors have overlooked Comcast, whose market-leading broadband network enables increased data usage for its customer base of 29.8 million U.S. households and 2.5 million businesses. The chart below demonstrates that Comcast not only has a high predictability score – a Value Line measurement of earnings volatility, where 100 denotes highest earnings predictability – of 90 (out of 100), but also strong historical EPS growth. In addition, this graph illustrates that Comcast trades well below its historical valuation range with significant upside to its median high.

Comcast: Strong Favorability Ratio

40th Anniversary

SCHARF INVESTMENTS

Historical Annual Low and High P/E Range
Median High
Median Low
+90%
21
18
15
12
9
6
10 Year EPS CAGR: 14%
EPS Predictability: 90
11x P/E
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Sources: Bloomberg, Scharf Investments, as of 9/30/2023.
Bars represent the median high/low P/E multiples within each calendar year. P/E in the year 2023 uses 2024 earnings estimates

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While Comcast’s multiple reflects investor concerns around competition in broadband, we expect that increased usage of video streaming, video gaming, remote work applications, and other data-intensive services to highlight the company’s network superiority relative to “fixed wireless” offerings from mobile operators such as Verizon and T-Mobile. As it relates to Fiber competitors, we note that recent reports of potential environmental liabilities tied to lead-sheathed cables facing some of Comcast’s competitors could negatively affect their ability to invest in new builds.

Despite these positives on the horizon, unlike Apple, Comcast gets very little credit for its EPS predictability or past growth. At around 11 times Wall Street analysts’ estimates for 2024 earnings, Comcast’s multiple is significantly below the S&P 500. In fact, Comcast trades at less than half of Apple’s (~26x) multiple, despite having similar historical and projected EPS growth.

Thesis Update – MillerKnoll

In the past we have discussed MillerKnoll Inc., formed by the merger of Herman Miller and Knoll, Inc in 2021, which created the largest office furnishing company worldwide. Some clients have asked us why we are invested in a company focused on office furniture given the work-from-home trend. While MillerKnoll primarily serves corporate clients, the company is also rapidly expanding its small format store concept to sell directly to consumers. In the new hybrid work environment, we believe that workspaces may have to be reconfigured to encourage greater workplace collaboration, which could present an opportunity for MillerKnoll. Our research also leads us to believe that most CEOs want to get their employees back into the office.

MillerKnoll margins have been depressed due to pandemic-related supply chain issues and demand slowdowns. In the company’s recent quarterly earnings report, MillerKnoll had strong operating margin expansion driven by pricing power and synergies from the Knoll acquisition. In addition, they are seeing increased interest

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with many CEOs bringing employees back to work. This enabled MillerKnoll to beat Wall Street analysts’ earnings expectations. In response, the stock jumped 28% the day after the announcement. In calendar 2024, we believe continued margin expansion and improving sales trends will enable the company to grow earnings by roughly 25%.

Current Portfolio Positioning

With the market trading at historically high valuations, and with such narrow concentration, we believe our diversified portfolio is built around high-quality companies with strong favorability ratios and faster, more predictable EPS growth than relevant market indexes.

We are focused on three main themes: First, we prioritize margin of safety. We attempt to do this by purchasing companies near the lower end of their valuation ranges, which we believe offers both downside protection and higher potential upside returns. We believe stocks like Comcast, trading below their historical valuation ranges, not only offer better protection against potential losses but greater potential for gains. As illustrated below, our portfolio would have higher upside compared to the S&P 500 and Russell 1000 Value based on its median high P/E ratio. Moreover, we believe our portfolio has less downside risk relative to these indexes shown by the downside to the median low.

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Second, our portfolio consists of companies that have had historically solid and predictable growth throughout market cycles. Over the last 10 years, our companies have achieved a respectable 10% growth rate, surpassing the S&P 500 and Russell 1000 Value. Despite concerns of a profit slowdown in 2023 for the indexes, current analysts estimates project 10% EPS growth for the median company in our portfolio.

We continue to hold high-quality, low-risk business models in our portfolio. This includes companies with recurring revenues and those offering consumable non-discretionary products. Comcast, mentioned earlier, is an example of a company with a high renewal rate. Companies like McKesson and Unilever, which provide necessities such as food and medicine, tend to be resilient even during economic downturns.

Finally, during the unique period of the 2020 COVID downturn we believe our companies showcased resilience. Our portfolio achieved an 8% growth in earnings despite the challenging environment. This is in stark contrast to the significant earnings contractions experienced by the S&P 500 (-15%) and Russell 1000 value (-28%) indexes. This reinforces our belief that our companies can thrive throughout economic cycles and overcome obstacles.

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Here’s to Another 40 Years

Clients have expressed concerns about a variety of topical issues – the impact of rising interest rates, high stock market valuations, and the possibility of an economic downturn or profit recession. While these concerns are valid, attempting to time the market is a difficult task.

Our investment process has remained the same over the past 40 years. During this time, investors have endured recessions, wars, stock bubbles, and pandemics. Still, the prudent investor has been well rewarded. We believe our carefully selected companies are well-positioned to perform in any market environment.

We thank you for the confidence and trust you have placed in Scharf Investments and the Scharf Funds and look forward to another successful 40 years.

Sincerely,

Brian Krawez
President and Lead Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in securities representing equity or debt. These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods. These risks are greater for emerging markets. The Funds may invest in exchange-traded funds (“ETFs”) or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund. The Funds follow an investment style that favors relatively low valuations. Investment in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

The securities identified and described do not represent all of the securities purchased, sold, or recommended for client accounts. The reader should not assume that an investment in the securities identified was or will be profitable.

Forward earnings and EPS Growth are not measures of the Funds’ future performance.

Terms and Definitions:

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

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The Nasdaq Composite Index is a market capitalization-weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

The MSCI All Country World Index (Net) is a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

You cannot invest directly in an index.

Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock and serves as an indicator of a company’s profitability.

Favorability Ratio is a proprietary metric we use in stock selection. To qualify for purchase, securities must offer at least 3-to-1 upside potential compared with downside risk.

Price to Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Upside to historical median P/E and downside to historical median P/E are terms used to describe the adviser’s estimated reward and risk of an individual security.

Margin of Safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.

The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy and sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

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TO OUR SHAREHOLDERS

PERFORMANCE AS OF 9/30/2023
SCHARF FUND
						Since	Since
	6	One	Three	Five	Ten	Inception	Inception
Cumulative:	Months	Year	Year	Year	Year	12/30/11	1/28/15
Scharf Fund –
Institutional Class	4.10%	17.83%	29.88%	51.11%	140.64%	226.52%	N/A
Scharf Fund –
Retail Class	3.97%	17.49%	28.76%	49.01%	N/A	N/A	89.07%
S&P 500® Index (with
dividends reinvested)	5.18%	21.62%	33.65%	60.44%	208.21%	328.30%	152.02%
Russell 1000® Value	0.78%	14.44%	36.95%	35.27%	125.04%	218.57%	86.53%
Annualized:
Scharf Fund –
Institutional Class	—	—	9.10%	8.61%	9.18%	10.59%	N/A
Scharf Fund –
Retail Class	—	—	8.79%	8.30%	N/A	N/A	7.62%
S&P 500® Index (with
dividends reinvested)	—	—	10.15%	9.92%	11.91%	13.17%	11.25%
Russell 1000® Value	—	—	11.05%	6.23%	8.45%	10.36%	7.45%

SCHARF MULTI-ASSET OPPORTUNITY FUND
						Since	Since
	6	One	Three	Five	Ten	Inception	Inception
Cumulative:	Months	Year	Year	Year	Year	12/31/12	1/21/16
Scharf Multi-Asset
Opportunity Fund –
Institutional Class	2.94%	13.81%	18.66%	38.25%	95.56%	121.23%	N/A
Scharf Multi-Asset
Opportunity Fund –
Retail Class	2.80%	13.51%	17.71%	36.45%	N/A	N/A	70.24%
Lipper Balanced
Funds Index (with
dividends reinvested)	0.32%	11.29%	11.09%	27.00%	80.54%	99.22%	69.37%
Bloomberg U.S.
Aggregate Bond Index	-4.05%	0.64%	-14.82%	0.51%	11.85%	9.74%	4.18%
S&P 500® Index (with
dividends reinvested)	5.18%	21.62%	33.65%	60.44%	208.21%	269.21%	164.35%
Annualized:
Scharf Multi-Asset
Opportunity Fund –
Institutional Class	—	—	5.87%	6.69%	6.94%	7.67%	N/A
Scharf Multi-Asset
Opportunity Fund –
Retail Class	—	—	5.59%	6.41%	N/A	N/A	7.16%
Lipper Balanced
Funds Index (with
dividends reinvested)	—	—	3.57%	4.90%	6.09%	6.62%	7.09%
Bloomberg U.S.
Aggregate Bond Index	—	—	-5.21%	0.10%	1.13%	0.87%	0.53%
S&P 500® Index (with
dividends reinvested)	—	—	10.15%	9.92%	11.91%	12.92%	13.47%

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SCHARF GLOBAL OPPORTUNITY FUND
					Since
	6	One	Three	Five	Inception
Cumulative:	Months	Year	Year	Year	10/14/14
Scharf Global Opportunity Fund	-0.41%	18.08%	23.02%	39.52%	105.25%
MSCI All Country World Index (Net)	2.56%	20.80%	22.14%	36.76%	95.35%

Annualized:
Scharf Global Opportunity Fund	—	—	7.15%	6.89%	8.35%
MSCI All Country World Index (Net)	—	—	6.89%	6.46%	7.76%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.

The gross expense ratios, as of the Funds’ registration statement dated December 30, 2022, for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Multi-Asset Opportunity Fund Institutional Class, Scharf Multi-Asset Opportunity Fund Retail Class, and Scharf Global Opportunity Fund are 0.97%, 1.22%, 1.10%, 1.35%, and 1.37%, respectively. The net expense ratios, as of the Funds’ registration statement dated December 30, 2022, for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Multi-Asset Opportunity Fund Institutional Class, Scharf Multi-Asset Opportunity Fund Retail Class, and Scharf Global Opportunity Fund represent the percentages paid by investors and are 0.89%, 1.14%, 0.95%, 1.20%, and 0.62%, respectively, after fee waivers and expense reimbursements, including acquired fund fees and expenses, interest, taxes and extraordinary expenses. Scharf Investments, LLC (the “Adviser”), the Funds’ investment adviser, has contractually agreed to waive fees through January 27, 2024 for the Scharf Fund, Scharf Multi-Asset Opportunity Fund, and Scharf Global Opportunity Fund. The Scharf Fund charges a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 60 days of purchase. The Scharf Multi-Asset Opportunity Fund, and Scharf Global Opportunity Fund charge a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 15 days of purchase. Had a redemption fee been included, returns would be lower.

For the fiscal year ended September 30, 2023, the Scharf Funds mutual funds performed as follows:

Scharf Fund Institutional Class and Retail Class returned 17.83% and 17.49%, respectively, compared to the 21.62% return for the S&P 500® Index (“S&P 500”). The key contributors to relative performance for the period were Booking Holdings, McKesson, and Novartis. The key detractors from relative performance were Advance Auto Parts, CVS Health, and Realty Income Corp.

Scharf Multi-Asset Opportunity Fund Institutional Class and Retail Class returned 13.81% and 13.51%, respectively, compared to the 11.29% return for the Lipper Balanced Funds Index, 0.64% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and 21.62% return for the S&P 500. The key contributors to relative

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performance for the period were Booking Holdings, MillerKnoll, and Valvoline. The key detractors from relative performance were Advance Auto Parts, CVS Health, and Centene.

Scharf Global Opportunity Fund Institutional Class returned 18.08% compared to the 20.80% return for the MSCI All Country World Index (Net). The key contributors to relative performance for the period were Oracle, Booking Holdings, and Valvoline. The key detractors from relative performance were Advance Auto Parts, CVS Health, and Kering.

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Comparison of the change in value of a hypothetical $1,000,000 investment in the Scharf Fund – Institutional Class vs. the S&P 500® Index
and the Russell 1000® Value Index

Average Annual Total Return for the Periods Ended 9/30/2023:

				Since
				Inception
	1 year	5 year	10 year	(1/28/15)
Scharf Fund – Institutional Class	17.83%	8.61%	9.18%	—
Scharf Fund – Retail Class[1]	17.49%	8.30%	—	7.62%
S&P 500® Index	21.62%	9.92%	11.91%	11.25%
Russell 1000® Value Index	14.44%	6.23%	8.45%	7.45%

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 60 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

[1]	Retail Class commenced operations on January 28, 2015.

SCHARF MULTI-ASSET OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $5,000,000 investment in the Scharf Multi-Asset Opportunity Fund – Institutional Class vs.
the Lipper Balanced Funds Index, the S&P 500® Index,
and the Bloomberg U.S. Aggregate Bond Index

Average Annual Total Return for the Periods Ended 9/30/2023:

				Since	Since
				Inception	Inception
	1 year	5 year	10 year	(12/31/12)	(1/21/16)
Scharf Multi-Asset
Opportunity Fund –
Institutional Class[1]	13.81%	6.69%	6.94%	7.67%	—
Scharf Multi-Asset
Opportunity Fund –
Retail Class[2]	13.51%	6.41%	—	—	7.16%
S&P 500® Index	21.62%	9.92%	11.91%	12.92%	13.47%
Bloomberg U.S.
Aggregate Bond Index	0.64%	0.10%	1.13%	0.87%	0.53%
Lipper Balanced Funds Index	11.29%	4.90%	6.09%	6.62%	7.09%

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance

SCHARF MULTI-ASSET OPPORTUNITY FUND

data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

The Bloomberg U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

[1]	Institutional Class commenced operations on December 31, 2012.
[2]	Retail Class commenced operations on January 21, 2016.

SCHARF GLOBAL OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the
Scharf Global Opportunity Fund vs. the MSCI All Country World Index (Net)

Average Annual Total Return for the Periods Ended 9/30/2023:

	1 year	5 year	Since Inception[1]
Scharf Global Opportunity Fund	18.08%	6.89%	8.35%
MSCI All Country World Index (Net)	20.80%	6.46%	7.76%

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The MSCI World All Country Index (Net) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. Net total return indexes reinvest dividends after the deduction of withholding taxes, using a tax rate appliable to non-resident institutional investors who do not benefit from double taxation treaties.

[1]	The Fund commenced operations on October 14, 2014.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2023 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund, Scharf Multi-Asset Opportunity Fund, and Scharf Global Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in each Fund at the beginning of the period and held for the entire period (4/1/23-9/30/23).

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses, with actual net expenses being limited. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

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EXPENSE EXAMPLES at September 30, 2023 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Scharf Fund	4/1/23	9/30/23	4/1/23-9/30/23	Ratio*
Institutional Class
Actual	$1,000.00	$1,041.00	$4.45	0.87%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.71	$4.41	0.87%
Retail Class
Actual	$1,000.00	$1,039.70	$5.83	1.14%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.35	$5.77	1.14%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Multi-Asset	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/23	9/30/23	4/1/23-9/30/23	Ratio*
Institutional Class
Actual	$1,000.00	$1,029.40	$4.78	0.94%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.36	$4.76	0.94%
Retail Class
Actual	$1,000.00	$1,028.00	$6.10	1.20%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.05	$6.07	1.20%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Global	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/23	9/30/23	4/1/23-9/30/23	Ratio*
Institutional Class
Actual	$1,000.00	$995.90	$2.80	0.56%
Hypothetical (5% return
before expenses)	$1,000.00	$1,022.26	$2.84	0.56%

*
Expenses are equal to the Fund’s annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SCHARF FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2023 (Unaudited)

11.5%
6.0%
7.1%
23.3%
21.0%
13.5%
9.0%
2.6%
3.6%
0.6%
1.8%
Communication Services – 11.5%
Consumer Discretionary – 6.0%
Consumer Staples – 7.1%
Financials – 23.3%
Health Care – 21.0%
Industrials – 13.5%
Information Technology – 9.0%
Preferred Stock – 2.6%
REIT – 3.6%
U.S. Treasury Bills – 0.6%
Money Market Fund – 1.8%

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2023 (Unaudited)

8.6%
2.4%
8.2%
4.4%
4.8%
2.9%
6.5%
5.9%
16.6%
2.5%
3.0%
3.7%
6.4%
9.5%
14.6%

- Communication Services – 8.2%
- Consumer Discretionary – 4.4%
- Consumer Staples – 4.8%
- Financials – 16.6%
- Health Care – 14.6%
- Industrials – 9.5%
- Information Technology – 6.4%
- Exchange-Traded Funds – 3.7%
- Preferred Stocks – 3.0%
- REITs – 2.5%
- Corporate Bonds – 5.9%
- Municipal Bonds – 6.5%
- Other Securities – 2.9%
- U.S. Treasury Bills – 8.6%
- Money Market Fund – 2.4%

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHARF GLOBAL OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2023 (Unaudited)

17.7%
4.1%
6.5%
21.3%
19.5%
15.8%
6.2%
6.1%
2.1%
0.7%
Communication Services – 17.7%
Consumer Discretionary – 4.1%
Consumer Staples – 6.5%
Financials – 21.3%
Health Care – 19.5%
Industrials – 15.8%
Information Technology – 6.2%
Preferred Stock – 6.1%
REITs – 2.1%
Money Market Fund – 0.7%

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2023

Shares	COMMON STOCKS – 92.4%	Value
	Aerospace & Defense – 2.3%
21,344	Lockheed Martin Corp.	$8,728,842

	Beverages – 3.5%
151,794	Heineken N.V. (a)	13,394,013

	Capital Markets – 4.2%
524,362	Brookfield Corp.	16,396,800

	Commercial Services & Supplies – 3.5%
558,413	MillerKnoll, Inc.	13,653,198

	Entertainment – 4.2%
175,161	Activision Blizzard, Inc.	16,400,324

	Financial Services – 14.6%
72,127	Berkshire Hathaway, Inc. – Class B (b)	25,266,088
139,873	Fiserv, Inc. (b)	15,800,054
67,388	Visa, Inc. – Class A	15,499,914
		56,566,056

	Ground Transportation – 7.8%
103,434	Canadian Pacific Kansas City Ltd.	7,696,524
182,545	U-Haul Holding Co.	9,563,533
64,583	Union Pacific Corp.	13,151,036
		30,411,093

	Health Care Equipment & Supplies – 2.3%
720,470	Smith & Nephew PLC (a)	8,992,689

	Health Care Providers & Services – 15.2%
248,834	Centene Corp. (b)	17,139,686
237,805	CVS Health Corp.	16,603,545
57,685	McKesson Corp.	25,084,322
		58,827,553

	Hotels, Restaurants & Leisure – 3.9%
4,861	Booking Holdings, Inc. (b)	14,991,081

	Insurance – 4.7%
12,472	Markel Group, Inc. (b)	18,364,895

	Interactive Media & Services – 0.9%
24,769	Baidu, Inc. – ADR (b)	3,327,715

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

Shares	COMMON STOCKS – 92.4%, Continued	Value
	Media – 6.6%
572,978	Comcast Corp. – Class A	$25,405,845

	Personal Care Products – 3.7%
71,127	Kenvue, Inc.	1,428,230
264,760	Unilever PLC – ADR	13,079,144
		14,507,374

	Pharmaceuticals – 3.7%
141,554	Novartis AG – ADR	14,418,691

	Software – 9.1%
59,320	Microsoft Corp.	18,730,290
156,804	Oracle Corp.	16,608,680
		35,338,970

	Specialty Retail – 2.2%
267,294	Valvoline, Inc.	8,617,559
	TOTAL COMMON STOCKS
	(Cost $275,212,405)	358,342,698

	PREFERRED STOCK – 2.6%
	Technology Hardware,
	Storage & Peripherals – 2.6%
251,860	Samsung Electronics Co. Ltd., 1.99% (a)	10,172,202
	TOTAL PREFERRED STOCK
	(Cost $4,711,309)	10,172,202

	REIT —3.7%
	Retail REITs – 3.7%
283,535	Realty Income Corp.	14,159,738
	TOTAL REIT
	(Cost $17,453,585)	14,159,738

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

Shares/
Principal
Amount	SHORT-TERM INVESTMENTS – 2.4%	Value
	Money Market Fund – 1.8%
7,024,417	First American Treasury Obligations
	Fund, Class Z, 5.22% (c)	$7,024,417

	U.S. Treasury Bill – 0.6%
$2,500,000	5.46%, 3/21/2024 (d)	2,436,904
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $9,460,860)	9,461,321
	TOTAL INVESTMENTS
	(Cost $306,838,159) – 101.1%	392,135,959
	Liabilities in Excess of Other Assets – (1.1)%	(4,313,631)
	TOTAL NET ASSETS – 100.00%	$387,822,328

ADR	American Depositary Receipt
AG	Aktiengesellschaft
REIT	Real Estate Investment Trust
PLC	Public Limited Company
N.V.	Naamloze Vennootschap
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Rate shown represents the 7-day annualized yield as of September 30, 2023.
(d)	Rate shown is the discount rate at September 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023

Shares	COMMON STOCKS – 65.0%	Value
	Aerospace & Defense – 1.8%
2,010	Lockheed Martin Corp.	$822,010

	Beverages – 2.4%
13,116	Heineken N.V. (a)	1,157,331

	Capital Markets – 3.1%
46,374	Brookfield Corp.	1,450,115

	Commercial Services & Supplies – 2.4%
46,246	MillerKnoll, Inc.	1,130,715

	Entertainment – 3.0%
15,416	Activision Blizzard, Inc.	1,443,400

	Financial Services – 10.3%
6,273	Berkshire Hathaway, Inc. – Class B (b)	2,197,432
11,799	Fiserv, Inc. (b)	1,332,815
5,732	Visa, Inc. – Class A	1,318,417
		4,848,664

	Ground Transportation – 5.4%
8,865	Canadian Pacific Kansas City Ltd.	659,645
15,045	U-Haul Holding Co.	788,208
5,421	Union Pacific Corp.	1,103,878
		2,551,731

	Health Care Equipment & Supplies – 1.6%
60,465	Smith & Nephew PLC (a)	754,706

	Health Care Providers & Services – 10.6%
20,564	Centene Corp. (b)	1,416,448
20,100	CVS Health Corp.	1,403,382
4,986	McKesson Corp.	2,168,162
		4,987,992

	Hotels, Restaurants & Leisure – 2.7%
413	Booking Holdings, Inc. (b)	1,273,671

	Insurance – 3.4%
1,075	Markel Group, Inc. (b)	1,582,927

	Interactive Media & Services – 0.6%
2,226	Baidu, Inc. – ADR (b)	299,063

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

Shares	COMMON STOCKS – 65.0%, Continued	Value
	Media – 4.6%
48,797	Comcast Corp. – Class A	$2,163,659

	Personal Care Products – 2.4%
1	Kenvue, Inc.	20
22,376	Unilever PLC – ADR	1,105,374
		1,105,394

	Pharmaceuticals – 2.6%
11,849	Novartis AG – ADR	1,206,939

	Software – 6.5%
5,222	Microsoft Corp.	1,648,847
13,319	Oracle Corp.	1,410,748
		3,059,595

	Specialty Retail – 1.6%
23,709	Valvoline, Inc.	764,378
	TOTAL COMMON STOCKS
	(Cost $22,936,513)	30,602,290

	PREFERRED STOCKS – 3.0%
	Closed-end Funds – 0.7%
6,900	GDL Fund – Series C, 4.00%	339,411

	Technology Hardware, Storage & Peripherals – 2.3%
26,435	Samsung Electronics Co. Ltd., 1.99% (a)	1,067,665
	TOTAL PREFERRED STOCKS
	(Cost $793,166)	1,407,076

	REITs – 2.5%
	Office REITs – 0.0%
1	Orion Office REIT, Inc.	5

	Retail REITs – 2.5%
23,805	Realty Income Corp.	1,188,822
	TOTAL REITs
	(Cost $1,464,399)	1,188,827

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

Shares	EXCHANGE-TRADED FUNDS – 3.8%	Value
35,295	iShares Silver Trust (b)	$717,900
6,143	SPDR Gold Shares (b)	1,053,218
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $1,344,878)	1,771,118

Principal
Amount	CORPORATE BONDS – 6.0%
	Beverages – 0.6%
	Coca-Cola Consolidated, Inc.
$150,000	3.800%, 11/25/2025	144,728
	Coca-Cola Refreshments USA LLC
125,000	6.750%, 09/15/2028	132,399
		277,127

	Capital Markets – 2.7%
	Charles Schwab Corp.
350,000	5.375% (5 Year CMT Rate + 4.971%),
	05/01/2025 (c)	338,022
	Goldman Sachs Group, Inc.
1,001,000	6.439% (CME Term SOFR 3 Month + 1.029%),
	06/01/2043 (c)	823,192
	JPMorgan Chase Financial Co. LLC
100,000	5.000%, 09/16/2027	95,741
		1,256,955

	Consumer Discretionary – 0.3%
	Amazon.com, Inc.
150,000	5.200%, 12/03/2025	149,855

	Food Products – 0.3%
	Bestfoods, Inc.
150,000	7.250%, 12/15/2026	158,274

	Petroleum and Coal
	Products Manufacturing – 1.2%
	Murphy Oil USA, Inc.
557,000	5.625%, 05/01/2027	538,244

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

Principal
Amount	CORPORATE BONDS – 6.0%, Continued	Value
	Pharmaceuticals – 0.3%
	Wyeth LLC
$150,000	6.450%, 02/01/2024	$150,323

	Technology Hardware, Storage
	& Peripherals – 0.6%
	Apple, Inc.
145,000	0.700%, 02/08/2026	130,786
	International Business Machines Corp.
150,000	7.000%, 10/30/2025	154,344
	TOTAL CORPORATE BONDS
	(Cost $2,833,962)	2,815,908

	MUNICIPAL BONDS – 6.5%
	California Health Facilities Financing Authority,
	Revenue Bonds, Persons with
	Developmental Disabilities
95,000	7.875%, 02/01/2026	95,165
	California Infrastructure &
	Economic Development Bank
130,000	3.250%, 07/01/2026	123,252
	City of New York, General Obligation,
	Build America Bonds
175,000	5.887%, 12/01/2024	175,224
35,000	5.424%, 03/01/2025	34,864
	City of San Jose CA
175,000	2.600%, 09/01/2027	159,848
	City of Seattle WA Drainage & Wastewater Revenue
150,000	5.550%, 11/01/2039	148,204
	Lake of Elsinore California
	Improvement Bond Act 1915
150,000	1.153%, 09/02/2025	137,386
	Los Angeles Department of Water &
	Power Water System Revenue
85,000	5.381%, 07/01/2024	84,926
	Los Angeles Unified School District/CA
230,000	5.720%, 05/01/2027	231,235

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

Principal
Amount	MUNICIPAL BONDS – 6.5%, Continued	Value
	Pasadena California Pension
	Obligation Refunding Taxable
$100,000	Series B, 4.625%, 05/01/2038	$98,803
	San Francisco Bay Area Toll Authority,
	Revenue Bonds
55,000	6.793%, 04/01/2030	56,373
	San Francisco City & County Airport
	Comm-San Francisco International Airport
180,000	2.293%, 05/01/2028	158,289
	San Jose Redevelopment Agency Successor Agency
250,000	3.176%, 08/01/2026	236,591
	State of California
125,000	2.250%, 10/01/2023	125,000
100,000	3.375%, 04/01/2025	97,127
200,000	2.650%, 04/01/2026	188,204
150,000	5.125%, 03/01/2038	141,408
	State of California, Build America Bonds
15,000	4.988%, 04/01/2039	13,786
	State of Connecticut, Build America Bonds
25,000	5.300%, 12/01/2023	24,986
	State of Georgia, School Construction Bonds
15,000	4.350%, 02/01/2029	14,571
	State of Hawaii, Build America Bonds, Taxable
25,000	5.100%, 02/01/2024	24,961
	State of Mississippi
100,000	4.511%, 11/01/2024	99,004
	State of Oregon
300,000	5.052%, 08/01/2043	274,052
	Toledo City School District, General
	Obligation Bond, Taxable
225,000	5.000%, 12/01/2024	223,204
	University of California, Build America Bonds
100,000	6.296%, 05/15/2050	101,492
	TOTAL MUNICIPAL BONDS
	(Cost $3,218,213)	3,067,955

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

Principal
Amount	OTHER SECURITIES – 3.0%	Value
	Independent Power & Renewable
	Electricity Producers – 3.0%
$32,700	Tennessee Valley Authority, PAARS,
	Power Bond Series D, 2.134%
	(30 Year CMT Rate + 0.940%), 06/01/2028 (c)	$706,647
33,100	Tennessee Valley Authority, Power Bond
	Series A, 2.216% (30 Year CMT Rate + 0.840%),
	05/01/2029 (c)	690,466
	TOTAL OTHER SECURITIES
	(Cost $1,573,651)	1,397,113

Shares/
Principal
Amount	SHORT-TERM INVESTMENTS – 11.0%
	Money Market Fund – 2.3%
1,119,608	First American Treasury Obligations
	Fund, Class Z, 5.22% (d)	1,119,608
	U.S. Treasury Bills – 8.7%
$2,110,000	4.76%, 10/5/2023 (e)	2,109,075
140,000	5.27%, 11/16/2023 (e)	139,074
250,000	5.32%, 12/14/2023 (e)	247,311
605,000	5.38%, 1/11/2024 (e)	596,015
625,000	5.22%, 2/22/2024 (e)	611,839
400,000	5.46%, 3/21/2024 (e)	389,905
		4,093,219
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,213,107)	5,212,827
	TOTAL INVESTMENTS
	(Cost $39,377,889) – 100.8%	47,463,114
	Liabilities in Excess of Other Assets – (0.8)%	(369,269)
	TOTAL NET ASSETS – 100.00%	$47,093,845

ADR	American Depositary Receipt
AG	Aktiengesellschaft
CMT	Constant Maturity Treasury
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

N.V.	Naamloze Vennootschap
SOFR	Secured Overnight Financing Rate
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2023.
(d)	Rate shown represents the 7-day annualized yield as of September 30, 2023.
(e)	Rate shown is the discount rate at September 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023

Shares	COMMON STOCKS – 91.0%	Value
	Aerospace & Defense – 1.6%
1,020	Lockheed Martin Corp.	$417,139

	Beverages – 3.6%
12,240	Heineken Holding N.V. (a)	923,969

	Building Products – 3.5%
41,870	Assa Abloy AB – Class B (a)	912,854

	Capital Markets – 5.0%
41,635	Brookfield Corp.	1,301,926

	Commercial Services & Supplies – 4.2%
45,025	MillerKnoll, Inc.	1,100,861

	Entertainment – 4.0%
11,320	Activision Blizzard, Inc.	1,059,891

	Financial Services – 10.5%
2,962	Berkshire Hathaway, Inc. – Class B (b)	1,037,589
7,700	Fiserv, Inc. (b)	869,792
3,608	Visa, Inc. – Class A	829,876
		2,737,257

	Ground Transportation – 6.4%
6,028	Canadian Pacific Kansas City Ltd.	448,544
11,842	U-Haul Holding Co.	620,402
2,960	Union Pacific Corp.	602,745
		1,671,691

	Health Care Equipment & Supplies – 3.8%
79,020	Smith & Nephew PLC (a)	986,304

	Health Care Providers & Services – 11.9%
16,468	Centene Corp. (b)	1,134,316
14,960	CVS Health Corp.	1,044,507
2,133	McKesson Corp.	927,535
		3,106,358

	Hotels, Restaurants & Leisure – 1.9%
164	Booking Holdings, Inc. (b)	505,768

	Household Durables – 2.2%
6,947	Sony Corp. – ADR	572,502

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

Shares	COMMON STOCKS – 91.0%, Continued	Value
	Insurance – 5.8%
56,190	AIA Group, Ltd. (a)	$458,148
716	Markel Group, Inc. (b)	1,054,303
		1,512,451

	Interactive Media & Services – 7.6%
750	Alphabet, Inc. – Class A (b)	98,145
9,322	Baidu, Inc. – ADR (b)	1,252,411
16,195	Tencent Holdings, Ltd. (a)	633,245
		1,983,801

	Media – 6.0%
35,292	Comcast Corp. – Class A	1,564,847

	Personal Care Products – 3.0%
5,775	Kenvue, Inc.	115,962
13,341	Unilever PLC – ADR	659,045
		775,007

	Pharmaceuticals – 3.8%
9,650	Novartis AG – ADR	982,949

	Software – 6.2%
1,568	Microsoft Corp.	495,096
10,504	Oracle Corp.	1,112,584
		1,607,680
	TOTAL COMMON STOCKS
	(Cost $20,259,626)	23,723,255

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

Shares	PREFERRED STOCK – 6.1%	Value
	Technology Hardware,
	Storage & Peripherals – 6.1%
39,320	Samsung Electronics Co. Ltd., 1.99% (a)	$1,588,069
	TOTAL PREFERRED STOCK
	(Cost $1,062,610)	1,588,069

	REIT —2.1%
	Retail REITs – 2.1%
11,000	Realty Income Corp.	549,340
	TOTAL REIT
	(Cost $696,847)	549,340

	MONEY MARKET FUND – 0.7%
170,309	First American Treasury
	Obligations Fund, Class Z, 5.22% (c)	170,309
	TOTAL MONEY MARKET FUND
	(Cost $170,309)	170,309
	TOTAL INVESTMENTS
	(Cost $22,189,392) – 99.9%	26,030,973
	Other Assets in Excess of Liabilities – 0.1%	34,922
	TOTAL NET ASSETS – 100.00%	$26,065,895

AB	Aktiebolag
ADR	American Depositary Receipt
AG	Aktiengesellschaft
REIT	Real Estate Investment Trust
N.V.	Naamloze Vennootschap
PLC	Public Limited Company
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Rate shown represents the 7-day annualized yield as of September 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

COUNTRY ALLOCATION
Country	% of Net Assets
United States	58.7%
China	7.2%
Canada	6.7%
United Kingdom	6.3%
Korea	6.1%
Switzerland	3.8%
Netherlands	3.6%
Sweden	3.5%
Japan	2.2%
Hong Kong	1.8%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

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SCHARF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2023

		Scharf Multi-Asset
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$306,838,159 and $39,377,889, respectively)	$392,135,959	$47,463,114
Receivables:
Investments sold	633,787	32,647
Fund shares issued	68,862	200
Dividends and interest	291,148	102,173
Dividend tax reclaim	302,381	31,588
Prepaid expenses	17,228	6,542
Total assets	393,449,365	47,636,264
LIABILITIES
Payables:
Investments purchased	4,973,744	452,667
Fund shares redeemed	80,334	—
Advisory fees	220,632	18,339
Administration and fund accounting fees	34,595	11,133
Audit fees	22,500	22,500
12b-1 distribution fees	204,605	11,120
Chief Compliance Officer fee	1,926	1,926
Custody fees	9,058	2,867
Directors fees	1,020	1,019
Legal fees	1,076	1,075
Shareholder reporting	3,877	2,207
Shareholder servicing fees	63,902	13,471
Interest expense	2,462	—
Transfer agent fees and expenses	6,631	2,659
Accrued other expenses	675	1,436
Total liabilities	5,627,037	542,419
NET ASSETS	$387,822,328	$47,093,845
CALCULATION OF NET ASSET VALUE PER SHARE
Institutional Shares
Net assets applicable to shares outstanding	$381,635,184	$36,685,432
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	7,676,250	1,069,851
Net asset value, offering and redemption price per share[1]	$49.72	$34.29
Retail Shares
Net assets applicable to shares outstanding	$6,187,144	$10,408,413
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	125,005	304,493
Net asset value, offering and redemption price per share[1]	$49.50	$34.18
COMPOSITION OF NET ASSETS
Paid-in capital	$276,915,850	$35,871,469
Total distributable earnings	110,906,478	11,222,376
Net assets	$387,822,328	$47,093,845

[1]	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase and 15 days of purchase, respectively.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2023

Scharf Global
Opportunity Fund
ASSETS
Investments in securities, at value (identified cost $22,189,392)	$26,030,973
Receivables:
Investments sold	396,819
Fund shares issued	3,363
Dividends and interest	21,768
Dividend tax reclaim	10,076
Due from Adviser (Note 4)	1,122
Prepaid expenses	13,520
Total assets	26,477,641
LIABILITIES
Payables:
Investments purchased	364,022
Audit fees	21,000
Shareholder servicing fees	8,618
Administration and fund accounting fees	7,201
Legal fees	1,276
Chief Compliance Officer fee	1,926
Custody fees	3,015
Transfer agent fees and expenses	1,368
Shareholder reporting	1,786
Trustee fees and expenses	1,020
Accrued other expenses	514
Total liabilities	411,746
NET ASSETS	$26,065,895
CALCULATION OF NET ASSET VALUE PER SHARE
Institutional Shares
Net assets applicable to shares outstanding	$26,065,895
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	824,575
Net asset value, offering and redemption price per share[1]	$31.61
COMPOSITION OF NET ASSETS
Paid-in capital	$21,501,698
Total distributable earnings	4,564,197
Net assets	$26,065,895

[1]	A redemption fee of 2.00% is assessed against shares redeemed within 15 days of purchase.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2023

		Scharf Multi-Asset
	Scharf Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $241,461 and $21,973, respectively)	$5,361,628	$556,040
Interest	1,043,615	482,699
Total income	6,405,243	1,038,739
Expenses
Advisory fees (Note 4)	3,116,337	357,845
Shareholder servicing fees – Institutional Class (Note 6)	290,984	34,832
Shareholder servicing fees – Retail Class (Note 6)	6,350	10,433
Administration and fund accounting fees (Note 4)	173,751	63,305
Transfer agent fees and expenses (Note 4)	43,918	14,594
Registration fees	40,483	30,863
Custody fees (Note 4)	39,293	12,465
Audit fees	22,500	22,500
Trustee fees and expenses	17,265	17,264
12b-1 distribution fees – Retail Class (Note 5)	15,876	26,082
Reports to shareholders	12,824	4,983
Miscellaneous expenses	11,416	8,142
Chief Compliance Officer fee (Note 4)	11,301	11,302
Insurance expense	6,811	2,692
Legal fees	5,623	5,678
Interest expense (Note 7)	3,243	—
Total expenses	3,817,975	622,980
Less: advisory fee waiver (Note 4)	(345,233)	(134,869)
Net expenses	3,472,742	488,111
Net investment income	2,932,501	550,628
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on:
Investments	28,510,148	3,084,207
Foreign currency	(13,637)	2,174
Net change in unrealized appreciation/(depreciation) on:
Investments	32,706,978	2,580,005
Foreign currency	18,886	718
Net realized and unrealized gain on investments
and foreign currency	61,222,375	5,667,104
Net Increase in Net Assets
Resulting from Operations	$64,154,876	$6,217,732

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2023

Scharf Global
Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance fees of $25,521)	$406,448
Interest	15,384
Total income	421,832
Expenses
Advisory fees (Note 4)	191,215
Administration and fund accounting fees (Note 4)	41,123
Registration fees	21,106
Audit fees	21,000
Trustee fees and expenses	17,265
Shareholder servicing fees – Retail Class (Note 6)	12,758
Custody fees (Note 4)	12,168
Chief Compliance Officer fee (Note 4)	11,302
Transfer agent fees and expenses (Note 4)	7,971
Miscellaneous expenses	7,710
Legal fees	5,373
Reports to shareholders	4,330
12b-1 distribution fees – Retail Class (Note 5)	2,879
Insurance expense	2,383
Total expenses	358,583
Less: advisory fee waiver and expense reimbursement (Note 4)	(212,097)
Net expenses	146,486
Net investment income	275,346
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on:
Investments	237,000
Foreign currency	(1,834)
Net change in unrealized appreciation/(depreciation) on:
Investments	3,249,709
Foreign currency	945
Net realized and unrealized gain on investments and foreign currency	3,485,820
Net Increase in Net Assets Resulting from Operations	$3,761,166

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,932,501	$2,131,767
Net realized gain/(loss) from:
Investments	28,510,148	21,473,932
Foreign currency	(13,637)	(7,208)
NAV loss payments	—	300
Net change in unrealized appreciation/(depreciation) on:
Investments	32,706,978	(66,514,380)
Foreign currency	18,886	(20,715)
Net increase/(decrease) in net assets
resulting from operations	64,154,876	(42,936,304)
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Institutional Class shares	(19,726,638)	(31,966,632)
Net dividends and distributions to shareholders –
Retail Class shares	(269,886)	(6,885,588)
Total distributions to shareholders	(19,996,524)	(38,852,220)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(17,918,948)	42,755,276
Total increase/(decrease) in net assets	26,239,404	(39,033,248)
NET ASSETS
Beginning of year	361,582,924	400,616,172
End of year	$387,822,328	$361,582,924

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	850,977	$41,201,237	2,498,374	$125,134,728
Shares issued on reinvestments
of distributions	413,212	19,615,179	596,014	31,648,329
Shares redeemed*	(1,609,151)	(78,812,272)	(1,076,389)	(56,602,604)
Net increase/(decrease)	(344,962)	$(17,995,856)	2,017,999	$100,180,453
* Net of redemption fees of		$812		$1,978

Retail Class
	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	25,502	$1,231,141	41,355	$2,161,795
Shares issued on reinvestments
of distributions	5,312	251,594	130,261	6,885,588
Shares redeemed*	(28,770)	$(1,405,827)	(1,366,193)	(66,472,560)
Net increase/(decrease)	2,044	$76,908	(1,194,577)	$(57,425,177)
* Net of redemption fees of		$13		$267

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$550,628	$256,233
Net realized gain/(loss) from:
Investments	3,084,207	1,726,334
Foreign currency	2,174	(3,520)
Net change in unrealized appreciation/(depreciation) on:
Investments	2,580,005	(7,627,823)
Foreign currency	718	(651)
Net increase/(decrease) in net assets
resulting from operations	6,217,732	(5,649,427)
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Institutional Class	(1,304,574)	(3,934,277)
Net dividends and distributions to shareholders –
Retail Class	(315,956)	(614,362)
Total distributions to shareholders	(1,620,530)	(4,548,639)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(4,312,035)	6,464,163
Total increase/(decrease) in net assets	285,167	(3,733,903)
NET ASSETS
Beginning of year	46,808,678	50,542,581
End of year	$47,093,845	$46,808,678

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	17,419	$589,736	51,978	$1,907,270
Shares issued on reinvestments
of distributions	39,023	1,290,490	106,834	3,890,881
Shares redeemed*	(166,843)	(5,552,746)	(125,390)	(4,625,238)
Net increase/(decrease)	(110,401)	$(3,672,520)	33,422	$1,172,913
* Net of redemption fees of		$—		$1,551

Retail Class

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares issued in connection
with reorganization (Note 14)	—	$—	177,701	$6,502,935
Shares sold	2,066	68,767	16,201	591,940
Shares issued on
reinvestments of distributions	9,566	315,956	16,887	614,362
Shares redeemed*	(30,402)	(1,024,238)	(66,508)	(2,417,987)
Net increase/(decrease)	(18,770)	$(639,515)	144,281	$5,291,250
* Net of redemption fees of		$—		$440

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$275,346	$246,470
Net realized gain/(loss) from:
Investments	237,000	72,208
Foreign currency	(1,834)	(2,151)
Net change in unrealized appreciation/(depreciation) on:
Investments	3,249,709	(4,766,054)
Foreign currency	945	(955)
Net increase/(decrease) in net assets
resulting from operations	3,761,166	(4,450,482)
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(258,154)	(2,526,187)
Total distributions to shareholders	(258,154)	(2,526,187)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	1,628,984	2,267,906
Total increase/(decrease) in net assets	5,131,996	(4,708,763)
NET ASSETS
Beginning of year	20,933,899	25,642,662
End of year	$26,065,895	$20,933,899

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	85,620	$2,707,814	58,601	$2,001,457
Shares issued on reinvestments
of distributions	5,860	180,553	74,917	2,526,187
Shares redeemed*	(40,505)	(1,259,383)	(67,354)	(2,259,738)
Net increase	50,975	$1,628,984	66,164	$2,267,906
* Net of redemption fees of		$568		$1,219

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value,
beginning of year	$44.40	$54.78	$46.02	$46.21	$46.72

Income from
investment operations:
Net investment income^	0.36	0.29	0.39	0.34	0.23
Net realized and unrealized
gain/(loss) on investments
and foreign currency	7.44	(5.26)	10.14	3.35	2.99
Total from investment operations	7.80	(4.97)	10.53	3.69	3.22

Less distributions:
From net investment income	(0.31)	(0.38)	(0.37)	(0.24)	(0.39)
From net realized
gain on investments	(2.17)	(5.03)	(1.40)	(3.64)	(3.34)
Total distributions	(2.48)	(5.41)	(1.77)	(3.88)	(3.73)
Paid-in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$49.72	$44.40	$54.78	$46.02	$46.21

Total return	17.83%	-10.69%	23.43%	8.12%	7.61%

Ratios/supplemental data:
Net assets, end of year (thousands)	$381,635	$356,162	$328,886	$282,746	$298,028
Ratio of expenses
to average net assets:
Before fee waivers	0.95%	0.94%	0.94%	1.00%	1.06%
After fee waivers	0.86%	0.86%	0.86%	0.90%	0.96%
Ratio of net investment income
to average net assets:
Before fee waivers	0.65%	0.48%	0.66%	0.68%	0.44%
After fee waivers	0.74%	0.56%	0.74%	0.78%	0.54%
Portfolio turnover rate	35.49%	22.66%	29.21%	52.15%	47.87%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Retail Class

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value,
beginning of year	$44.09	$54.44	$45.74	$45.95	$46.43

Income from
investment operations:
Net investment income^	0.23	0.15	0.24	0.22	0.11
Net realized and unrealized
gain/(loss) on investments
and foreign currency	7.38	(5.25)	10.09	3.33	2.98
Total from investment operations	7.61	(5.10)	10.33	3.55	3.09

Less distributions:
From net investment income	(0.03)	(0.22)	(0.23)	(0.12)	(0.23)
From net realized
gain on investments	(2.17)	(5.03)	(1.40)	(3.64)	(3.34)
Total distributions	(2.20)	(5.25)	(1.63)	(3.76)	(3.57)
Paid-in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$49.50	$44.09	$54.44	$45.74	$45.95

Total return	17.49%	-10.96%	23.08%	7.83%	7.32%

Ratios/supplemental data:
Net assets, end of year (thousands)	$6,187	$5,421	$71,730	$66,531	$72,710
Ratio of expenses
to average net assets:
Before fee waivers	1.23%	1.22%	1.22%	1.29%	1.34%
After fee waivers	1.14%	1.14%	1.14%	1.19%	1.24%
Ratio of net investment income
to average net assets:
Before fee waivers	0.39%	0.20%	0.38%	0.39%	0.16%
After fee waivers	0.48%	0.28%	0.46%	0.49%	0.26%
Portfolio turnover rate	35.49%	22.66%	29.21%	52.15%	47.87%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value,
beginning of year	$31.16	$38.14	$34.01	$33.55	$33.58

Income from
investment operations:
Net investment income^	0.40	0.19	0.28	0.33	0.38
Net realized and unrealized
gain/(loss) on investments
and foreign currency	3.86	(3.69)	5.18	2.60	1.70
Total from investment operations	4.26	(3.50)	5.46	2.93	2.08

Less distributions:
From net investment income	(0.22)	(0.30)	(0.31)	(0.43)	(0.49)
From net realized
gain on investments	(0.91)	(3.18)	(1.02)	(2.04)	(1.62)
Total distributions	(1.13)	(3.48)	(1.33)	(2.47)	(2.11)
Paid-in capital from
redemption fees	—	0.00 ^#	—	—	—
Net asset value, end of year	$34.29	$31.16	$38.14	$34.01	$33.55

Total return	13.81%	-10.48%	16.46%	8.99%	6.89%

Ratios/supplemental data:
Net assets, end of year (thousands)	$36,686	$36,772	$43,738	$40,450	$43,865
Ratio of expenses
to average net assets:
Before fee waivers	1.23%	1.43%	1.46%	1.47%	1.45%
After fee waivers	0.95%	0.97%	0.97%	0.96%	0.98%
Ratio of net investment income
to average net assets:
Before fee waivers	0.91%	0.08%	0.28%	0.50%	0.71%
After fee waivers	1.19%	0.54%	0.77%	1.01%	1.18%
Portfolio turnover rate	28.37%	20.53%	28.67%	48.02%	45.52%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Retail Class

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value,
beginning of year	$31.05	$38.02	$33.91	$33.47	$33.44

Income from
investment operations:
Net investment income^	0.31	0.09	0.19	0.24	0.29
Net realized and unrealized
gain/(loss) on investments
and foreign currency	3.85	(3.68)	5.17	2.59	1.72
Total from investment operations	4.16	(3.59)	5.36	2.83	2.01

Less distributions:
From net investment income	(0.12)	(0.20)	(0.23)	(0.35)	(0.36)
From net realized
gain on investments	(0.91)	(3.18)	(1.02)	(2.04)	(1.62)
Total distributions	(1.03)	(3.38)	(1.25)	(2.39)	(1.98)
Paid-in capital from
redemption fees	—	0.00 ^#	—	0.00 ^#	—
Net asset value, end of year	$34.18	$31.05	$38.02	$33.91	$33.47

Total return	13.51%	-10.74%	16.18%	8.68%	6.66%

Ratios/supplemental data:
Net assets, end of year (thousands)	$10,408	$10,037	$6,805	$7,359	$5,874
Ratio of expenses
to average net assets:
Before fee waivers	1.49%	1.69%	1.72%	1.74%	1.70%
After fee waivers	1.21%	1.23%	1.23%	1.23%	1.23%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.65%	(0.20)%	0.03%	0.23%	0.45%
After fee waivers	0.93%	0.26%	0.52%	0.74%	0.92%
Portfolio turnover rate	28.37%	20.53%	28.67%	48.02%	45.52%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class*

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value,
beginning of year	$27.06	$36.25	$29.32	$29.98	$31.30

Income from
investment operations:
Net investment income	0.35 ^	0.32 ^	0.31	0.28	0.37
Net realized and unrealized
gain/(loss) on investments
and foreign currency	4.53	(5.98)	7.31	2.22	0.90
Total from investment operations	4.88	(5.66)	7.62	2.50	1.27

Less distributions:
From net investment income	(0.33)	(0.30)	(0.23)	(0.41)	(0.28)
From net realized
gain on investments	—	(3.23)	(0.46)	(2.75)	(2.31)
Total distributions	(0.33)	(3.53)	(0.69)	(3.16)	(2.59)
Paid-in capital from
redemption fees	0.00 ^#	0.00 ^#	—	—	—
Net asset value, end of year	$31.61	$27.06	$36.25	$29.32	$29.98

Total return	18.08%	-17.53%	26.33%	8.09%	4.92%

Ratios/supplemental data:
Net assets, end of year (thousands)	$26,066	$20,934	$25,643	$18,706	$17,763
Ratio of expenses
to average net assets:
Before fee waivers and
expense reimbursement	1.44%	1.66%	1.84%	1.99%	1.96%
After fee waivers and
expense reimbursement	0.59%	0.65%	0.76%	0.70%	0.59%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	0.25%	(0.06)%	(0.16)%	(0.42)%	(0.31)%
After fee waivers and
expense reimbursement	1.10%	0.95%	0.92%	0.87%	1.06%
Portfolio turnover rate	34.13%	29.86%	37.42%	60.69%	73.90%

^	Based on average shares outstanding.
#	Amount is less than $0.01.
*	Formerly Retail Class.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023

NOTE 1 – ORGANIZATION

The Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund, (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Scharf Fund and the Scharf Global Opportunity Fund is to seek long-term capital appreciation. The investment objective of the Scharf Multi-Asset Opportunity Fund is to seek long-term capital appreciation and income. The Scharf Fund Institutional Class and Retail Class commenced operations on December 30, 2011, and January 28, 2015, respectively. The Scharf Multi-Asset Opportunity Fund Institutional Class and Retail Class commenced operations on December 31, 2012, and January 21, 2016, respectively. The Scharf Global Opportunity Fund commenced operations on October 14, 2014.

At the close of business on December 29, 2022, the Scharf Global Opportunity Fund’s Retail Class shares converted to the Institutional Class shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date. Dividend income, income and capital gain distributions from underlying funds and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amounts of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

For the year ended September 30, 2023, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Distributable	Paid-in
	Earnings	Capital
Scharf Fund	$(1,815,183)	$1,815,183
Scharf Multi-Asset Opportunity Fund	(87,008)	87,008
Scharf Global Opportunity Fund	156,963	(156,963)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Multi-Asset Opportunity Fund and the Scharf Global Opportunity Fund each charge a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. The redemption fees retained by each Fund are disclosed in the statements of changes.

G.
Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

H.
Accounting Pronouncements: In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

The Trust Rule 18f-4 Compliance Policy (“Trust Policy”) governs the use of derivatives by the Funds. The Trust Policy imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Each Fund is considered a limited derivatives user under the Trust Policy and therefore, is required to limit its derivatives exposure to no more than 10% of the Fund’s net assets. For the year ended September 30, 2023, the Funds did not enter into derivatives transactions.

I.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of September 30, 2023, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 12 for information on a subsequent event regarding changes to the Board of Trustees.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks, preferred stocks and exchange-traded funds that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. The values for foreign securities are reported in local currency and

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by a recognized independent pricing agent. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Fixed Income Securities: Debt securities, such as corporate bonds, asset-backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. These securities will generally be classified in level 2 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities law. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. At September 30, 2023, the Scharf Multi-Asset Opportunity Fund held securities issued pursuant to Rule 144A under the Securities Act of 1933. There were no other restricted investments held by the Funds at September 30, 2023.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Funds and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Funds’ investment adviser, Scharf Investments, LLC (“Adviser”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

in accordance with Rule 2a-5, subject to the Board’s oversight. The Adviser, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2023:

Scharf Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$45,133,884	$—	$—	$45,133,884
Consumer Discretionary	23,608,640	—	—	23,608,640
Consumer Staples	27,901,387	—	—	27,901,387
Financials	91,327,751	—	—	91,327,751
Health Care	82,238,933	—	—	82,238,933
Industrials	52,793,133	—	—	52,793,133
Information Technology	35,338,970	—	—	35,338,970
Total Common Stocks	358,342,698	—	—	358,342,698
Preferred Stock
Information Technology	10,172,202	—	—	10,172,202
Total Preferred Stock	10,172,202	—	—	10,172,202
REIT	14,159,738	—	—	14,159,738
U.S. Treasury Bills	—	2,436,904	—	2,436,904
Money Market Fund	7,024,417	—	—	7,024,417
Total Investments	$389,699,055	$2,436,904	$—	$392,135,959

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

Scharf Multi-Asset Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$3,906,122	$—	$—	$3,906,122
Consumer Discretionary	2,038,050	—	—	2,038,050
Consumer Staples	2,262,725	—	—	2,262,725
Financials	7,881,706	—	—	7,881,706
Health Care	6,949,637	—	—	6,949,637
Industrials	4,504,455	—	—	4,504,455
Information Technology	3,059,595	—	—	3,059,595
Total Common Stocks	30,602,290	—	—	30,602,290
Preferred Stocks
Closed-End Fund	—	339,411	—	339,411
Information Technology	1,067,665	—	—	1,067,665
Total Preferred Stocks	1,067,665	339,411	—	1,407,076
Fixed Income Securities
Corporate Bonds	—	2,815,908	—	2,815,908
Municipal bonds	—	3,067,955	—	3,067,955
Total Fixed Income Securities	—	5,883,863	—	5,883,863
REITs	1,188,827	—	—	1,188,827
Other Securities	1,397,113	—	—	1,397,113
Exchange-Traded Funds	1,771,118	—	—	1,771,118
Money Market Fund	1,119,608	—	—	1,119,608
U.S. Treasury Bills	—	4,093,219	—	4,093,219
Total Investments	$37,146,621	$10,316,493	$—	$47,463,114

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

Scharf Global Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,608,539	$—	$—	$4,608,539
Consumer Discretionary	1,078,270	—	—	1,078,270
Consumer Staples	1,698,976	—	—	1,698,976
Financials	5,551,634	—	—	5,551,634
Health Care	5,075,611	—	—	5,075,611
Industrials	4,102,545	—	—	4,102,545
Information Technology	1,607,680	—	—	1,607,680
Total Common Stocks	23,723,255	—	—	23,723,255
Preferred Stock
Information Technology	1,588,069	—	—	1,588,069
Total Preferred Stock	1,588,069	—	—	1,588,069
REIT	549,340	—	—	549,340
Money Market Fund	170,309	—	—	170,309
Total Investments	$26,030,973	$—	$—	$26,030,973

Refer to the Funds’ schedule of investments for a detailed break-out of securities by industry classification.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with the Adviser pursuant to which the Adviser is responsible for providing investment management services to the Funds. The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly. The Scharf Fund pays fees calculated at an annual rate of 0.78% based upon the average daily net assets of the Fund. Effective January 1, 2023, the Scharf Multi-Asset Opportunity Fund and the Scharf Global Opportunity Fund pay fees calculated at an annual rate of 0.65% and 0.70%, respectively, based upon the average daily net assets of each Fund. Prior to January 1, 2023, the Scharf Multi-Asset Opportunity Fund and the Scharf Global Opportunity Fund paid fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund. For the year ended September 30, 2023, the advisory fees incurred by the Funds are disclosed in the statements of operations.

The Funds are responsible for their own operating expenses. The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

operating expenses (excluding class specific expenses such as the 0.25% 12b-1 fees applied to the Retail Class and 0.10% shareholder servicing fees applied to both the Institutional Class and Retail Class, acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes and extraordinary expenses) to the extent necessary to limit each Fund’s aggregate annual operating expenses as follows:

Expense Caps
Scharf Fund	0.79%
Scharf Multi-Asset Opportunity Fund(a)	0.85%
Scharf Global Opportunity Fund(a)	0.52%

Percent of average daily net assets of each Fund.

(a)
Effective January 1, 2023, the Advisor has contractually agreed to waive a portion or all of its management fees and pay Scharf Multi-Asset Opportunity Fund and Scharf Global Opportunity Fund expenses in order to limit total annual fund operating expenses (excluding, if applicable, acquired fund fees and expenses, interest, taxes, extraordinary expenses and class-specific expenses, such as distribution (12b-1) fees or shareholder servicing plan fees) to 0.85% and 0.52% of average daily net assets of the Funds, respectively. Prior to January 1, 2023, the expense caps for the Scharf Multi-Asset Opportunity Fund and the Scharf Global Opportunity Fund were 0.88% and 0.54%, respectively.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into the account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment: or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2023, the Adviser reduced its fees in the amount of $345,233, $134,869, and $212,097, for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund, respectively.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

No amounts were recouped by the Adviser. The expense limitation for the Funds will remain in effect through at least January 27, 2024. The Expense Caps may be terminated only by the Board of the Trust. The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

		Scharf Multi-Asset		Scharf Global
Scharf Fund		Opportunity Fund		Opportunity Fund
Year	Amount	Year	Amount	Year	Amount
9/30/24	$331,385	9/30/24	$246,375	9/30/24	$257,887
9/30/25	338,354	9/30/25	245,090	9/30/25	262,343
9/30/26	345,233	9/30/26	134,869	9/30/26	212,097
	$1,014,972		$626,334		$732,327

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust including the Chief Compliance Officer are employees of Fund Services. Fees paid by the Funds for these services for the year ended September 30, 2023, are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

NOTE 5 – 12B-1 DISTRIBUTION FEES

The Retail Class of each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits each class to pay for distribution and related expenses up to an annual rate of 0.25% of its average daily net assets. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. At the close of business

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

on December 29, 2022, the Scharf Global Opportunity Fund’s Retail Class shares converted to the Institutional Class shares. Therefore, effective December 30, 2022, the Scharf Global Opportunity Fund was no longer a part of the Plan. For the year ended September 30, 2023, the 12b-1 fees accrued by each Fund’s Retail Class are disclosed in the statements of operations.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees up to an annual rate of 0.10% of the average daily net assets of each Fund. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2023, the shareholder servicing fees accrued by the Funds are disclosed in the statements of operations.

NOTE 7 – LINES OF CREDIT

The Scharf Fund, Scharf Multi-Asset Opportunity Fund, and Scharf Global Opportunity Fund have secured lines of credit in the amount of $20,000,000, $5,000,000, and $2,200,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2023, the Scharf Multi-Asset Opportunity Fund and Scharf Global Opportunity Fund did not draw upon its line of credit. During the year ended September 30, 2023, the Scharf Fund drew on its line of credit.

The Scharf Fund had an outstanding average balance of $38,833, paid a weighted average interest rate of 8.24%, and incurred interest expense of $3,243. During the year ended September 30, 2023, the maximum borrowing by the Fund was $6,603,000.

At September 30, 2023, the Funds had no outstanding loan amounts.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

NOTE 8 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Scharf Fund	$134,098,701	$132,602,927
Scharf Multi-Asset Opportunity Fund	11,987,921	13,511,128
Scharf Global Opportunity Fund	10,679,212	8,359,677

The Funds made no purchases or sales of U.S. government securities during the year ended September 30, 2023.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Scharf
		Multi-Asset
	Scharf	Opportunity
	Fund	Fund
Cost of investments (a)	$309,385,775	$39,464,763
Gross unrealized appreciation	100,081,876	10,011,814
Gross unrealized depreciation	(17,331,692)	(2,013,463)
Net unrealized appreciation (a)	82,750,184	7,998,351
Net unrealized depreciation on foreign currency	(192)	(154)
Undistributed ordinary income	2,382,591	443,268
Undistributed long-term capital gains	25,773,895	2,784,927
Total distributable earnings	28,156,486	3,228,195
Other accumulated gains/(losses)	—	(4,016)
Total accumulated earnings/(losses)	$110,906,478	$11,222,376

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

Scharf Global
Opportunity
Fund
Cost of investments (a)	$22,327,003
Gross unrealized appreciation	4,999,557
Gross unrealized depreciation	(1,295,587)
Net unrealized appreciation (a)	3,703,970
Net unrealized depreciation on foreign currency	(112)
Undistributed ordinary income	241,987
Undistributed long-term capital gains	336,810
Total distributable earnings	578,797
Other accumulated gains/(losses)	281,541
Total accumulated earnings/(losses)	$4,564,196

(a)
The difference between book-basis and tax-basis cost and unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, tax adjustments related to partnerships, tax equalization and transfer in-kind.

The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 was as follows:

	September 30, 2023		September 30, 2022
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Scharf Fund	$2,449,143	$17,547,381	$4,142,207	$34,710,013
Scharf Multi-Asset
Opportunity Fund	289,803	1,330,727	692,216	3,856,423
Scharf Global
Opportunity Fund	258,154	—	459,693	2,066,494

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2023.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2023, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Scharf Fund
Morgan Stanley Smith Barney LLC	34.52%
National Financial Services LLC	31.64%

Scharf Multi-Asset Opportunity Fund
Charles Schwab & Co., Inc.	87.71%

Scharf Global Opportunity Fund
Charles Schwab & Co., Inc.	52.43%
Brian Alan Krawez and Karen Krawez Trust	28.21%

NOTE 11 – CHANGES TO TRUST OFFICERS

At a meeting held on June 22-23, 2023, the Board of Trustees of the Trust appointed Ms. Lillian A. Kabakali as the Assistant Secretary of the Trust, effective July 10, 2023. Effective July 20, 2023, Mr. Michael L. Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board of Trustees of the Trust appointed Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

NOTE 12 – CHANGES TO BOARD OF TRUSTEES

Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board of Trustees of the Trust (the “Board”) to attend to health-related matters. At the recommendation of the Nominating and Governance Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Nominating and Governance Committee of the Board.

NOTE 13 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•	Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

•
Investment Style Risk. The Adviser follows an investing style that favors relatively low valuations. At times when this style is out of favor, the Funds may underperform funds that use different investing styles.

•
Small-and Medium-Sized Company Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Special Situations Risk. There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Multi-Asset Fund. In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.

•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in each

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the United States and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the United States and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the United States and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

NOTE 14 – REORGANIZATION

On December 10, 2021, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization whereby the Scharf Alpha Opportunity Fund (the “Acquired Fund”) reorganized and merged into the Scharf Multi-Asset Opportunity Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization). The reorganization was structured as a tax-free reorganization for federal tax purposes and was effective as of the close of business December 17, 2021.

The reorganization was accomplished by a tax-free exchange of 254,271 shares of the Alpha Opportunity Fund Retail Class for 177,701 shares of the Multi-Asset Opportunity Fund Retail Class. At the close of business on December 17, 2021, the net assets of the Alpha Opportunity Fund Retail Class were $6,502,935 and the net assets of the Multi-Asset Opportunity Fund Retail Class were $7,193,020. After the reorganization, the net assets of the Multi-Asset Opportunity Fund Retail Class were $13,695,955.

The total net assets of the Alpha Opportunity Fund Retail Class of $6,502,935 included $331,643 of accumulated realized gains and $1,337,912 of net unrealized

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

appreciation. Assuming the reorganization had been completed on October 1, 2021, the beginning of the reporting period for the Multi-Asset Opportunity Fund, the pro forma results of operations for the year ended September 30, 2022, would have been as follows:

Net investment income	$257,743
Net realized gain on investments	1,679,331
Change in unrealized appreciation on investments	(7,407,699)
Net decrease in net assets resulting from operations	$(5,470,625)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization, it is not practical to separate the amounts of revenue and earnings for the Alpha Opportunity Fund that have been included in the Multi-Asset Opportunity’s statement of operations since December 17, 2021.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees  Advisors Series Trust and Shareholders of:
Scharf Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, Continued

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2023

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2023 (Unaudited)

For the year ended September 30, 2023, the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund designated $2,449,143, $289,802, and $258,154, respectively, as ordinary income. The Scharf Fund, Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund designated $17,547,381, $1,330,727, and $0, respectively, as long-term capital gains for purposes of the dividends paid deduction.

For the year ended September 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from net investment income designated as qualified dividend income for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund was 100.00%, 100.00%, and 100.00%, respectively.

For corporate shareholders in the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2023 was 100.00%, 100.00%, and 81.62%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund was 0.00%, 0.00%, and 0.00%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT are available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-Q and Form N-PORT is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust(4)	Served*	Five Years	Trustee(2)	Years(3)
David G. Mertens	Trustee	Indefinite	Partner and Head of	3	Trustee,
(age 63)		term; since	Business Development,		Advisors
615 E. Michigan Street		March	QSV Equity Investors,		Series Trust
Milwaukee, WI 53202		2017.	LLC, (formerly known as		(for series not
			Ballast Equity Management,		affiliated with
			LLC) (a privately-held		the Funds).
investment advisory firm)
(February 2019 to present);
Managing Director and
Vice President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 76)		term; since	Manager, President,		Advisors
615 E. Michigan Street		September	CEO, U.S. Bancorp Fund		Series Trust
Milwaukee, WI 53202		2008.	Services, LLC, and its		(for series not
			predecessors, (May 1991		affiliated with
			to July 2017).		the Funds).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
Raymond B. Woolson	Chairman	Indefinite	President, Apogee	3	Trustee,
(age 64)	of the	term; since	Group, Inc. (financial		Advisors
615 E. Michigan Street	Board	January	consulting firm)		Series Trust
Milwaukee, WI 53202		2020.	(1998 to present).		(for series not
	Trustee	Indefinite			affiliated with
		term; since			the Funds);
		January			Independent
		2016.			Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Income
Solutions
Fund, and
DoubleLine
Yield
Opportunities
Fund from
2010 to
present;
Independent
Trustee,
DoubleLine
ETF Trust (an
open-end
investment
company with
2 portfolios)
from March
2022 to
present.

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust(4)	Served*	Five Years	Trustee(2)	Years(3)
Michele Rackey	Trustee	Indefinite	Chief Executive Officer,	3	Trustee,
(age 64)		term; since	Government Employees		Advisors
615 E. Michigan Street		January	Benefit Association		Series Trust
Milwaukee, WI 53202		2023.	(GEBA) (benefits and		(for series not
			wealth management		affiliated with
			organization) (2004		the Funds).
to 2020); Board Member,
Association Business
Services Inc. (ABSI)
(for-profit subsidiary of
the American Society of
Association Executives)
(2019 to 2020).

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Jeffrey T. Rauman	President, Chief	Indefinite	Senior Vice President, Compliance and
(age 54)	Executive Officer	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street	and Principal	December 2018.	Services (February 1996 to present).
Milwaukee, WI 53202	Executive Officer

Kevin J. Hayden	Vice President,	Indefinite	Vice President, Compliance and
(age 52)	Treasurer and	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Principal	January 2023.	Services (June 2005 to present).
Milwaukee, WI 53202	Financial Officer

Cheryl L. King	Assistant	Indefinite	Vice President, Compliance and
(age 62)	Treasurer	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street		January 2023.	Services (October 1998 to present).
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 41)	Treasurer	term; since	and Administration, U.S. Bank Global
615 E. Michigan Street		December 2018.	Fund Services (July 2010 to present).
Milwaukee, WI 53202

Joseph R. Kolinsky	Vice President,	Indefinite	Vice President, U.S. Bank Global Fund
(age 52)	Chief Compliance	term; since	Services (May 2023 to present); Chief
2020 E. Financial Way,	Officer and	July 2023.	Compliance Officer, Chandler Asset
Suite 100	AML Officer		Management, Inc. (2020 to 2022);
Glendora, CA 91741			Director, Corporate Compliance, Pacific
Life Insurance Company (2018 to 2019).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Elaine E. Richards	Vice President	Indefinite	Senior Vice President, U.S. Bank
(age 55)	and Secretary	term; since	Global Fund Services
2020 E. Financial Way,		September 2019.	(July 2007 to present).
Suite 100
Glendora, CA 91741

Lillian A. Kabakali	Assistant	Indefinite	Vice President, U.S. Bank
(age 42)	Secretary	term; since	Global Fund Services (April 2023
2020 E. Financial Way,		July 2023.	to present); Vice President,
Suite 100			Compliance, Guggenheim Partners
Glendora, CA 91741			Investment Management Holdings, LLC
(April 2019 to April 2023); Senior
Associate, Compliance, Guggenheim
Partners Investment Management
Holdings, LLC (January 2018
to April 2019).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2023, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board of Trustees of the Trust (the “Board”) to attend to health-related matters. At the recommendation of the Nominating and Governance Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Nominating and Governance Committee of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-572-4273.

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Investment Adviser
Scharf Investments, LLC
16450 Los Gatos Blvd., Suite 207
Los Gatos, CA 95032

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call (866)-5SCHARF. Statements and other information herein are dated and are subject to change.

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
Audit Fees	$55,200	$55,200
Audit-Related Fees	N/A	N/A
Tax Fees	$10,800	$10,800
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   12/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   12/7/2023

By (Signature and Title)*  /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date   12/8/2023

* Print the name and title of each signing officer under his or her signature.